UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):January 15, 2025
Bionano Genomics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38613	26-1756290
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9540 Towne Centre Drive, Suite 100 San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (858) 888-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BNGO	The Nasdaq Stock Market, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On January 15, 2025, Bionano Genomics, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). As of November 21, 2024 the record date for the Special Meeting (the “Record Date”), 101,993,225 shares of the Company’s common stock were outstanding and entitled to vote at the Special Meeting. A summary of the matters voted upon by stockholders at the Special Meeting is set forth below.
A total of 42,460,843 shares of the Company’s common stock were present at the Special Meeting in person, by virtual attendance, or by proxy, which represents approximately 41.63% of the shares of the Company’s common stock outstanding as of the Record Date.
Proposal 1. Approval of the Issuance of Shares of Common Stock Issuable Upon Exercise of Warrants.
The Company’s stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to an aggregate of 19,762,226 shares of common stock issuable upon the exercise of certain Series C warrants and Series D warrants issued in connection with a private placement pursuant to the securities purchase agreement, dated October 30, 2024, among the Company and certain institutional investors party thereto. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,103,569	3,340,296	6,675,748	25,341,230
Proposal 2. Approval of a Series of Alternate Amendments to the Company’s Amended and Restated Certificate of Incorporation.
The Company’s stockholders approved a series of alternate amendments to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect, at the option of the Company’s Board of Directors, a reverse stock split of the Company’s common stock at a ratio between 1-for-25 and 1-for-75, inclusive, with the exact ratio to be determined by the Company’s Board of Directors in its sole discretion. The final voting results are as follows:

Votes For	Votes Against	Abstentions
29,042,728	12,825,869	592,246

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bionano Genomics, Inc.

Date: January 16, 2025	By:	/s/ R. Erik Holmlin, Ph.D.
R. Erik Holmlin, Ph.D.
President and Chief Executive Officer (Principal Executive Officer)